UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 4, 2016

Differential Brands Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

1231 S. Gerhart Avenue, Commerce, California	90022
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

The Board of Directors of Differential Brands Group Inc. (the “Company”) has set the date of the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”) as November 7, 2016. Because the date of the 2016 Annual Meeting has been changed by more than 30 days before the anniversary of the 2015 Annual Meeting of Stockholders, an updated deadline applies for submission of stockholder proposals, including director nominations, to be considered for inclusion in the Differential’s 2016 proxy materials. In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is filing this current report on Form 8-K to inform stockholders of this change and the new dates for submission of proposals referred to in Rule 14a-5(e) under the Exchange Act.

Rule 14a-8 Proposals

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2016 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Company’s Secretary at the Company’s by the close of business on October 13, 2016. The Company has determined this date to be a reasonable time before it expects to begin to print and send its proxy materials for the 2016 Annual Meeting. The notice must be sent to the Company’s principal executive offices located at 1231 S. Gerhart Avenue, Commerce, California 90022. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) to be eligible for inclusion in the 2016 Annual Meeting’s proxy materials. The October 13, 2016 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.

Proposals Outside of Rule 14a-8

In accordance with the advance notice provisions contained in our Amended and Restated Bylaws, adopted as of July 6, 2015 (the “Bylaws”), stockholders who wish to bring business before the 2016 Annual Meeting outside of Rule 14a-8 under the Exchange Act, including director nominations, must ensure that written notice of such proposal is received by the Company’s Secretary by the close of business on October 13, 2016. The notice must be sent to the Company’s principal executive offices at the address noted above and must contain the information required by our Bylaws.

Pursuant to our Bylaws, if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary date of the preceding year’s annual meeting, notice by the stockholder must be given (i) no earlier than the opening of business on the 120th day before the annual meeting and (ii) not later than the later of the close of business on the 90th day before the annual meeting or the close of business on the tenth day following the day on the Company first publicly announces the date of the annual meeting. The Board has established as the deadline for these proposals October 13, 2016, as it is the ninth day following the Company’s first public announcement of the date for the 2016 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIFFERENTIAL BRANDS GROUP INC.

(Registrant)

Date: October 4, 2016	By:	/s/ Hamish Sandhu
Hamish Sandhu
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)